UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT of 1934

Date of Report (Date of earliest event reported): September 24, 2010

FIRST NATIONAL ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-62588	66-0349372
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 Second Street
Sarasota, Florida 34236
(Address of principal executive offices, including zip code)

(416) 918-6987
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)
On September 24, 2010, the Company received the written resignation of Mr. Doug Lindeblom, dated September 24, 2010, from the Company’s board of directors.  Mr. Lindeblom also voluntarily surrendered for cancellation all of the 296,400 restricted common shares of the Company held by him, an action which had not been requested by the Company. The Company is not aware of any disagreements between Mr. Lindeblom and the Company relating to the Company’s operations, policies or practices.  A true and complete copy of the written resignation letter received by the Company from Mr. Lindeblom is attached to this current report.

ITEM 9.01                      Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description
17	Resignation and Surrender of Shares of First National Energy Corporation

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.
Dated: September 24, 2010
First National Energy Corporation

	By:	/s/ Gregory Sheller
Gregory Sheller, President and C.E.O.

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